Exhibit (m)(4)(b)
                                   SCHEDULE A
                                   ----------
                         EATON VANCE MUTUAL FUNDS TRUST
                            CLASS C DISTRIBUTION PLAN

                                                                     Date of Original Plans
Name of Fund Adopting this Plan                                         (Inception Date)               Adoption Date
-------------------------------                                         ----------------               -------------
Eaton Vance Government Obligations Fund                         October 28, 1993/January 27, 1995      June 23, 1997
                                                                (January 30, 1995)
Eaton Vance High Income Fund*                                   May 31, 1994/January 27, 1995          June 23, 1997
                                                                (January 30, 1995)/June 19, 1995
                                                                (August 1, 1995)
Eaton Vance Strategic Income Fund**                             March 1, 1994/January 27, 1995         June 23, 1997
                                                                (January 30, 1995)/June 19, 1995
                                                                (November 1, 1995)
Eaton Vance Tax-Managed Growth Fund                             June 24, 1996                          June 23, 1997
Eaton Vance Tax-Managed Emerging Growth Fund                    N/A                                   August 11, 1997
Eaton Vance Municipal Bond Fund                                 N/A                                   October 17, 1997
Eaton Vance Tax-Managed International Growth Fund               N/A                                    March 2, 1998
Eaton Vance Insured Tax-Managed Growth Fund                     N/A                                    June 22, 1998
Eaton Vance Insured Tax-Managed Emerging Growth Fund            N/A                                    June 22, 1998
Eaton Vance Insured Tax-Managed                                 N/A                                    June 22, 1998
 International Growth Fund
Eaton Vance Insured High Income Fund                            N/A                                    June 22, 1998
Eaton Vance Tax-Managed Value Fund                              N/A                                   August 16, 1999
Eaton Vance Tax-Managed Young Shareholder Fund                  N/A                                     May 1, 2000
Eaton Vance Floating-Rate High Income Fund                      N/A                                    June 19, 2000
Eaton Vance Tax-Managed Capital Appreciation Fund               N/A                                    June 19, 2000
Eaton Vance Floating-Rate Fund                                  N/A                                   August 14, 2000
Eaton Vance Tax-Managed Growth Fund 1.2                         N/A                                    March 1, 2001
Eaton Vance Tax-Managed Emerging Growth Fund 1.2                N/A                                    March 1, 2001
Eaton Vance Tax-Managed Equity Asset Allocation Fund            N/A                                  December 10, 2001
Eaton Vance Tax-Managed Mid-Cap Stock Fund                      N/A                                  December 10, 2001
Eaton Vance Tax-Managed Small Company Value Fund                N/A                                  December 10, 2001
Eaton Vance Tax-Managed Dividend Income Fund                    N/A                                  February 10, 2003
Eaton Vance Diversified Income Fund                             N/A                                  November 15, 2004

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*    This fund is a successor  in  operations  to a fund which was  reorganized, effective August 1, 1995 and the outstanding uncovered distribution charges of the predecessor fund were assumed by the above fund.

** This fund is a successor in operations to a fund which was reorganized, effective November 1, 1995, and the outstanding uncovered distribution charges of the predecessor fund were assumed by the above fund.